UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  04/19/2005

Tercica, Inc.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-50461

Delaware	26-0042539
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

651 Gateway Boulevard
Suite 950
South San Francisco, CA 94080
(Address of Principal Executive Offices, Including Zip Code)

(650) 624-4900
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Wayne Hockmeyer resigned as a member of the Board of Directors of Tercica, Inc. effective April 13, 2005.

On April 18, 2005, Tercica's Board of Directors elected Thomas G. Wiggans to the registrant's Board of Directors and as a member of the Company's Compensation Committee. The Board of Directors also elected Mark Leschly as a member of the Company's Audit Committee.

Item 9.01.    Financial Statements and Exhibits

Press Release issued by Tercica, Inc. on April 19, 2005.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Tercica, Inc.

Date: April 19, 2005.	By:	/s/ Stephen N. Rosenfield
Stephen N. Rosenfield
Senior Vice President of Legal Affairs

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release entitled "Tercica Elects Thomas G. Wiggans to Board of Directors," dated April 19, 2005.